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                                  HF FINANCIAL CORP.

                         1996 DIRECTOR RESTRICTED STOCK PLAN


1.  PURPOSE

    The purpose of HF Financial Corp. 1996 Director Restricted Stock Plan (the "Plan") is to promote the interests of HF Financial Corp., a Delaware corporation (the "Company") and its Affiliates, by attracting individuals of outstanding ability to serve as Outside Directors of the Company, to encourage their continued membership on the Board by providing the opportunity to own stock and realize stock appreciation and to enhance the Company's financial performance by linking director compensation to that performance.

2.  DEFINITIONS

    Wherever used in the Plan, the following terms have the meanings set forth below:

    2.1 "Affiliate" means any corporation that is a parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, or any successor provision.

    2.2 "Annual Retainer" means $13,000, the fixed annual fee of an Outside Director adjusted by the increase, if any, in the Consumer Price Index for North Central Urban Consumers as of the twelve month period ending the April 30 preceding the Company's fiscal year end, to adjust the Annual Retainer for the fiscal year beginning the following July 1. The Annual Retainer does not include meeting or chairmanship fees.

    2.3 "Award" means a grant made under this Plan in the form of Restricted Stock.

    2.4  "Board" means the Board of Directors of the Company.

    2.5  "Change in Control" means

         2.5.1 acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of 30% or more of either

         (a)  the then outstanding Stock or

         (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following acquisitions shall not constitute a Change of Control:




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                 (i)    any acquisition directly from the Company.

                 (ii)   any acquisition by the Company or any Affiliate.

                 (iii) any acquisition by any employee benefit plan or trust sponsored by the Company or an Affiliate, or

                 (iv) any acquisition by any corporation with respect to which, following such acquisition, more than 55% of the Stock or combined voting power of Stock and other voting securities of the Company is beneficially owned by substantially all of the individuals and entities who were beneficial owners of Stock and other voting securities of the Company immediately prior to the acquisition in substantially similar proportions immediately before and after such acquisition; or

         2.5.2 individuals who, as of the Effective Date of this Plan, constitute the Board (the "Incumbent Board"), cease to constitute at least a majority of the Board. Individuals nominated by the Incumbent Board and subsequently elected shall be deemed for this purpose to be members of the Incumbent Board; or

         2.5.3 approval by the shareholders of the Company of a reorganization, merger, consolidation, liquidation, dissolution, sale or statutory exchange of Stock which changes the beneficial ownership of Stock and other voting securities so that after the corporate change the immediately previous owners of 55% of Stock and other voting securities do not own 55% of the Company's Stock and other voting securities either legally or beneficially.

A "Change in Control" shall not be deemed to occur with respect to a Participant if the acquisition of a 30% or greater interest is by a group that includes the Participant, nor shall it be deemed to occur if at least 40% of the Stock and other voting securities owned before the occurrence are beneficially owned subsequent to the occurrence by a group that includes the Participant.

    2.6 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

    2.7 "Committee" means a committee of the Board of Directors of the Company designated by the Board to administer the Plan and composed of not less than two directors. The Committee may include Outside Directors and may also be known as the Compensation Committee.


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    2.8   "Outside Director" means a member of the Company's Board who is not an employee of the Company or any Affiliate.

    2.9 "Restricted Stock" means Stock granted under this Plan so long as such stock remains subject to one or more restrictions.

    2.10 "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

    2.11  "Stock" means the Common Stock, $.01 par value, of the Company.

    2.12 "Subsidiary" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the voting stock in one of the other corporations in such chain.

    2.13 "Term" means the period during which the restrictions placed on Restricted Stock are in effect.

3.  ADMINISTRATION

    3.1 The Plan shall be administered by the Committee, which shall have full power, subject to the provisions and restrictions of the Plan, to construe and interpret the Plan, establish rules and regulations with respect to the Plan and Restricted Stock granted hereunder, and perform all other acts, including the delegation of administrative responsibilities, that it believes reasonable and necessary.

    3.2 The Board or Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Award granted hereunder in the manner and to the extent it shall deem necessary or desirable to carry out the terms of the Plan.

    3.3 Any decision made or action taken by the Committee arising out of or in connection with the interpretation and administration of the Plan shall be final, conclusive and binding upon all Award recipients.

    3.4 Notwithstanding any contrary provisions of this Plan, the granting, terms, conditions and eligibility requirements of and for Awards granted to Outside Directors are governed solely by the provisions of the Plan. The Committee shall have no discretion with respect to the granting of such Awards and may not alter or amend any terms, conditions, or eligibility requirement of such Awards to Outside Directors.

    3.5 The Plan and all Awards granted pursuant to it shall be administered so as to permit the Plan and Awards to comply with Rule 16b.3. If any provision of the Plan or of an


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Award would frustrate or conflict with such compliance, the provision shall be interpreted to avoid a conflict and deemed void as to Participants then subject to the reporting requirements of Section 16 of the Exchange Act to the extent permitted by law.

    3.6 To the full extent permitted by law, each former or current member of the Committee and each person to whom the Committee delegates authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damage, cost and reasonable expense incurred with respect to duties and authority granted to him/her under the Plan.

4.  SHARES SUBJECT TO THE PLAN

    4.1 NUMBER. The total number of shares of Stock reserved for issuance under the Plan is 50,000. Such shares shall consist of authorized but unissued Stock. If any Restricted Stock Award under the Plan is forfeited for any reason before all restrictions on such Restricted Stock lapse, such Stock may again be used in new Awards of Restricted Stock under the Plan.

    4.2 CHANGES IN CAPITALIZATION. In the event of any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, or rights offering to purchase stock at a price substantially below fair market value, or other similar corporate change, the aggregate number of shares of Stock which may be awarded and the purchase price per share thereof, shall be appropriately adjusted by the Committee, consistent with such change and in such manner as the Committee, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to or available for Outside Directors.

5.  ELIGIBLE PARTICIPANTS

    Restricted Stock Awards may be granted only to Outside Directors. All Awards shall be automatically granted in accordance with the terms set forth in
Section 6 hereof.

6.  AUTOMATIC GRANT OF RESTRICTED STOCK AND TERMS OF AWARD


    6.1 The Company, pursuant to the Plan, will automatically award Restricted Stock to Outside Directors strictly in accordance with the following provisions:

          6.1.1 Each year on the first day of the Company's fiscal year, each Outside Director who is serving the Company as a Director shall automatically be granted a Restricted Stock Award. The number of shares of Restricted Stock in the Award shall be determined under the following formula: the Annual Retainer divided by the Fair Market Value (as determined under Section 7) of one share of Stock on


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    the date of the Award.  Notwithstanding the preceding sentence, in no event shall any fraction of a share of Stock be granted; fractional shares will be rounded to the nearest whole share.

          6.1.2 Any new Outside Director elected in subsequent years, shall retroactively receive a Restricted Stock Award as of the first day of the Company's fiscal year in which they are first elected, with the number of shares of Stock determined under the formula set forth in Section 6.1.1 above.

          6.1.3 Neither the Committee nor any person shall have any discretion to select which Outside Directors shall be granted Awards or to determine the number of shares to be covered by Awards.

    6.2 TERMS OF AWARD. The terms and conditions of an Award granted hereunder are as follows:

          6.2.1 Restricted Stock shall be awarded in the form of Stock registered in the name of the Participant but held by the Company until the end of the Term of the Award.

          6.2.2 Until the Term of the Award has expired, the Participant shall be entitled to all voting, dividend and distribution rights with respect to such Stock (except that dividends in Stock and shares issued upon Stock splits shall be deemed to constitute additional Restricted Stock to be held by the Company pursuant to this Plan.) If the Outside Director ceases to be a director of the Company before the restrictions on the Restricted Stock lapse pursuant to this Section 6.2, the Restricted Stock issued to the Outside Director shall be forfeited and revert to the Company.

          6.2.3 The Restricted Stock awarded under the Plan may not be assigned, sold, pledged, hypothecated or otherwise transferred or disposed of (including transfer by gift or donation) except that such restrictions shall lapse and the Term of the Award shall expire upon the first to occur of the following events, but only if that event occurs no earlier than one year following the effective date of the Award:

          (a) death, or resignation or removal of the Outside Director from the Board as a result of his/her Total and Permanent Disability. "Total and Permanent Disability" shall mean a mental or physical condition of the Outside Director which renders him or her unable to perform the functions of a director, as determined by a licensed physician;

          (b) retirement of the Outside Director from the Board in accordance with the policies of the Company then in effect for Outside Directors;


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          (c) acceptance by the Board of the offer of the Outside Director to resign from the Board in accordance with the policies of the Company then in effect after a material change in such Outside Director's full-time position or responsibilities;

          (d) termination of service as a director with the consent of a majority of the members of the Board other than the terminating Outside Director; or

          (e) a Change in Control.

7.  FAIR MARKET VALUE

    The "fair market value" of the Restricted Stock shall be determined as follows:

          (a) if the Stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock, or if no sale is made on such day, the closing bid price for such day on such exchange;

          (b) if the Stock is not listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock as reported on the NASDAQ National Market System on such day, or if no sale is made on such day, the closing bid price for such day as entered by a market maker for the Stock;

          (c) if the Stock is not listed on a national securities exchange, is not admitted to unlisted trading privileges on any such exchange, and is not eligible for inclusion in the NASDAQ National Market System, the fair market value on any given day shall be the average of the closing representative bid and asked prices as reported on the NASDAQ System, and if not reported on such system, then as reported by the National Quotation Bureau, Inc. or such other publicly available compilation of the bid and asked prices of the Stock in any over-the-counter market on which the Stock is traded; or

          (d) if there exists no public trading market for the Stock, the fair market value on any given day shall be an amount determined in good faith by the Board in such manner as it may reasonably determine in its discretion, provided that such amount shall not be less than the book value per share as reasonably determined by the Board as of the date of determination or less than the par value of the Stock.


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No Outside Director shall participate in the Board's action in determining the fair market value of the Restricted Stock.

8.  INVESTMENT PURPOSES

    Unless a registration statement under the Securities Act of 1933 is in effect with respect to Stock to be granted under the Plan, the Company shall require that an Outside Director agree with and represent to the Company in writing that he or she is acquiring such shares of Stock for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares of Stock other than by transfers which may occur by will or by the laws of descent and distribution, and no shares of Stock may be transferred unless, in the opinion of counsel to the Company, such transfer would be in compliance with applicable securities laws. In addition, unless a registration statement under the Securities Act of 1933 is in effect with respect to the Stock to be purchased under the Plan, each certificate representing any shares of Stock issued to an Outside Director hereunder shall have endorsed thereon a legend in substantially the following form:

    THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND WITHOUT REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, IN RELIANCE UPON EXEMPTION(S) CONTAINED THEREIN. NO TRANSFER OF THESE SHARES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO EFFECTIVE REGISTRATION STATEMENTS UNDER SUCH LAWS UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER OR DISPOSITION DOES NOT REQUIRE REGISTRATION UNDER SUCH LAWS AND, FOR ANY SALES UNDER RULE 144 OF THE ACT, SUCH EVIDENCE AS IT SHALL REQUEST FOR COMPLIANCE WITH THAT RULE, OR APPLICABLE STATE SECURITIES LAWS.

9.  AMENDMENT AND TERMINATION OF PLAN

    9.1 The Board may at any time and from time to time suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as may be in the best interests of the Company and in accordance with the limitations contained in the Plan; provided, however, that no such amendment shall be made without the approval of the shareholders if it would: (a) materially modify the eligibility requirements for Participants as set forth in
Section 5 hereof; (b) increase the maximum aggregate number of shares of Stock which may be issued except in accordance with Section 4.2 hereof; (c) reduce the minimum price per share as set forth in Section 7 hereof, except in accordance with Section 4.2 hereof; (d) extend the period of granting Awards; or (e) materially increase in any other way the benefits accruing to Outside Directors.


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    9.2   No amendment, suspension or termination of this Plan shall, without the Outside Director's consent, alter or impair any of the rights or obligations under any Award theretofore granted to him or her under the Plan.

    9.3 The Board shall not amend the Plan more than once every six months with respect to the provisions of the Plan relating to the amount, price, and timing of Awards other than to comply with changes in the Code.

    9.4 In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instance, declare that any Award shall lapse as of a date fixed by the Board and give each Outside Director unrestricted rights to his/her Stock. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation and the transaction is not a Change in Control, the Restricted Stock shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation.

10. MISCELLANEOUS PROVISIONS

    10.1 NO RIGHT TO CONTINUED MEMBERSHIP ON BOARD. The grant of an Award under the Plan shall not be construed as giving an Outside Director the right to continued service as a Director of the Company.

    10.2 GOVERNING LAW. The Plan shall be administered in the State of South Dakota, however, the validity, construction, interpretation, and administration of the Plan and all rights relating to the Plan shall be determined solely in accordance with the laws of the State of Delaware unless controlled by applicable federal law, if any.

11. EFFECTIVE DATE

    The effective date of the Plan is January 1, 1997 provided that the Plan is approved and ratified by the shareholders no later than June 30, 1997. No Award may be granted after January 1, 2007; provided, however, that all outstanding Awards shall remain in effect until the restrictions on Restricted Stock have expired or been canceled.


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                                  HF FINANCIAL CORP.
                         1996 DIRECTOR RESTRICTED STOCK PLAN

                                   AMENDMENT NO. 1


    Pursuant to the authority retained in Article 9.1 of the HF Financial Corp. 1996 Director Restricted Stock Plan (the "Plan") to amend the Plan, and pursuant to the Board of Director's delegation of the authority to amend the Plan to the Personnel, Compensation & Benefits Committee, the Plan is hereby amended as follows:

    Section 6.1 shall be amended by adding a new subsection 6.1.4 to read as follows:

          6.1.4 The first Restricted Stock Awards shall be automatically granted on January 1, 1997 to each Outside Director serving the Company as of that date. For that partial fiscal year of the Company the number of shares of restricted stock in the Award shall be determined by applying the formula set forth in subsection 6.1.1 and dividing the resulting number of shares by two. These Restricted Stock Awards shall apply to the period January 1 through June 30, 1997. Fractional shares will be rounded to the nearest whole share.

    This Amendment shall be effective as of January 1, 1997.


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                             By /s/ Curtis L. Hage
                                -----------------------------
                                Curtis L. Hage
                               Chairman, President and Chief Executive Officer